POWER OF ATTORNEY

I, Alan S. Bernikow, as Trustee and Chairman of the Board of Trustees of UBS Series Funds (the “Trust”), hereby constitute and appoint Eric Sanders, Keith A. Weller, Stephen H. Bier, Stephen T. Cohen and Philip T. Hinkle, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, in my name and in my capacity as Trustee and Chairman of the Board of Trustees of the Trust, the registration statement of the Trust on Form N-14 with regard to the reorganizations listed below, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, grant unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Acquired Fund	Acquiring Fund
UBS Select Government Investor Fund	UBS Select Government Institutional Fund
UBS Select Treasury Investor Fund	UBS Select Treasury Institutional Fund
UBS Select ESG Prime Investor Fund	UBS Select ESG Prime Institutional Fund
UBS Select Prime Investor Fund	UBS Select Prime Institutional Fund
UBS Prime Investor Fund	UBS Prime Reserves Fund
UBS Tax-Free Investor Fund	UBS Tax-Free Reserves Fund

Signature	Title	Date

/s/ Alan S. Bernikow Alan S. Bernikow	Trustee and Chairman of the Board of Trustees	November 1, 2022

POWER OF ATTORNEY

I, Richard R. Burt, as Trustee of UBS Series Funds (the “Trust”), hereby constitute and appoint Eric Sanders, Keith A. Weller, Stephen H. Bier, Stephen T. Cohen and Philip T. Hinkle, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statement of the Trust on Form N-14 with regard to the reorganizations listed below, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, grant unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Acquired Fund	Acquiring Fund
UBS Select Government Investor Fund	UBS Select Government Institutional Fund
UBS Select Treasury Investor Fund	UBS Select Treasury Institutional Fund
UBS Select ESG Prime Investor Fund	UBS Select ESG Prime Institutional Fund
UBS Select Prime Investor Fund	UBS Select Prime Institutional Fund
UBS Prime Investor Fund	UBS Prime Reserves Fund
UBS Tax-Free Investor Fund	UBS Tax-Free Reserves Fund

Signature	Title	Date

/s/ Richard R. Burt Richard R. Burt	Trustee	November 1, 2022

POWER OF ATTORNEY

I, Bernard H. Garil, as Trustee of UBS Series Funds (the “Trust”), hereby constitute and appoint Eric Sanders, Keith A. Weller, Stephen H. Bier, Stephen T. Cohen and Philip T. Hinkle, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statement of the Trust on Form N-14 with regard to the reorganizations listed below, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, grant unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Acquired Fund	Acquiring Fund
UBS Select Government Investor Fund	UBS Select Government Institutional Fund
UBS Select Treasury Investor Fund	UBS Select Treasury Institutional Fund
UBS Select ESG Prime Investor Fund	UBS Select ESG Prime Institutional Fund
UBS Select Prime Investor Fund	UBS Select Prime Institutional Fund
UBS Prime Investor Fund	UBS Prime Reserves Fund
UBS Tax-Free Investor Fund	UBS Tax-Free Reserves Fund

Signature	Title	Date

/s/ Bernard H. Garil Bernard H. Garil	Trustee	November 1, 2022

POWER OF ATTORNEY

I, Heather R. Higgins, as Trustee of UBS Series Funds (the “Trust”), hereby constitute and appoint Eric Sanders, Keith A. Weller, Stephen H. Bier, Stephen T. Cohen and Philip T. Hinkle, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, in my name and in my capacity as Trustee of the Trust, the registration statement of the Trust on Form N-14 with regard to the reorganizations listed below, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, grant unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Acquired Fund	Acquiring Fund
UBS Select Government Investor Fund	UBS Select Government Institutional Fund
UBS Select Treasury Investor Fund	UBS Select Treasury Institutional Fund
UBS Select ESG Prime Investor Fund	UBS Select ESG Prime Institutional Fund
UBS Select Prime Investor Fund	UBS Select Prime Institutional Fund
UBS Prime Investor Fund	UBS Prime Reserves Fund
UBS Tax-Free Investor Fund	UBS Tax-Free Reserves Fund

Signature	Title	Date

/s/ Heather R. Higgins Heather R. Higgins	Trustee	November 1, 2022

POWER OF ATTORNEY

I, Joanne M. Kilkeary, as Vice President, Treasurer and Principal Accounting Officer of UBS Series Funds (the “Trust”), hereby constitute and appoint Eric Sanders, Keith A. Weller, Stephen H. Bier, Stephen T. Cohen and Philip T. Hinkle, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, in my name and in my capacity as Vice President, Treasurer and Principal Accounting Officer of the Trust, the registration statement of the Trust on Form N-14 with regard to the reorganizations listed below, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, grant unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Acquired Fund	Acquiring Fund
UBS Select Government Investor Fund	UBS Select Government Institutional Fund
UBS Select Treasury Investor Fund	UBS Select Treasury Institutional Fund
UBS Select ESG Prime Investor Fund	UBS Select ESG Prime Institutional Fund
UBS Select Prime Investor Fund	UBS Select Prime Institutional Fund
UBS Prime Investor Fund	UBS Prime Reserves Fund
UBS Tax-Free Investor Fund	UBS Tax-Free Reserves Fund

Signature	Title	Date

/s/ Joanne M. Kilkeary Joanne M. Kilkeary	Vice President, Treasurer and Principal Accounting Officer	November 1, 2022

POWER OF ATTORNEY

I, Igor Lasun, as President of UBS Series Funds (the “Trust”), hereby constitute and appoint Eric Sanders, Keith A. Weller, Stephen H. Bier, Stephen T. Cohen and Philip T. Hinkle, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, in my name and in my capacity as President of the Trust, the registration statement of the Trust on Form N-14 with regard to the reorganizations listed below, or any amendments thereto, to be filed with the U.S. Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, grant unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

Acquired Fund	Acquiring Fund
UBS Select Government Investor Fund	UBS Select Government Institutional Fund
UBS Select Treasury Investor Fund	UBS Select Treasury Institutional Fund
UBS Select ESG Prime Investor Fund	UBS Select ESG Prime Institutional Fund
UBS Select Prime Investor Fund	UBS Select Prime Institutional Fund
UBS Prime Investor Fund	UBS Prime Reserves Fund
UBS Tax-Free Investor Fund	UBS Tax-Free Reserves Fund

Signature	Title	Date

/s/ Igor Lasun Igor Lasun	President	November 1, 2022